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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               November 16, 1998
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                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

       (As Servicer on behalf of CC MASTER CREDIT CARD TRUST II (FORMERLY
                    CHEVY CHASE MASTER CREDIT CARD TRUST II))
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
   Laws of the United States                      33-99334                            51-0269396
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
(State or other jurisdiction of           (Commission File Number)           (IRS Employer Identification
 incorporation or organization)                                                         Number)
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201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)

                  302/594-4117
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Registrant's telephone number, including area code

                                       N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report)

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This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose of filing corrected Exhibits 99.04 and 99.10 which shall replace Exhibits 99.04 and
99.10 as originally filed with this Form 8-K.

Item 5.  Other Events

         Effective October 1998, First USA Bank, National Association as Transferor and Servicer of CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II), changed the bankruptcy and deceased charge off policies of the Trust to conform to that of First USA Bank, National Association. As of October 1998, bankruptcies and deceased charge-off accounts were charged off at 90 days. The effect of this change for the month of October was to decrease the charge-off percentage by approximately 4.0% for CC Master Credit Card Trust II. Prior to October 1998, all bankruptcies and deceased charge-off accounts were charged off at 30 days.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              The following exhibits are filed as a part of this report:

              99.1   Monthly Certificateholders' Statement for Series 1995-A

              99.2   Monthly Statement to Certificateholders for Series 1995-A

              99.3   Monthly Certificateholders' Statement for Series 1995-C

              99.4   Monthly Statement to Certificateholders for Series 1995-C

              99.5   Monthly Certificateholders' Statement for Series 1996-A

              99.6   Monthly Statement to Certificateholders for Series 1996-A

              99.7   Monthly Certificateholders' Statement for Series 1996-C

              99.8   Monthly Statement to Certificateholders for Series 1996-C

              99.9   Monthly Certificateholders' Statement for Series 1998-A

              99.10  Monthly Statement to Certificateholders for Series 1998-A
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST USA BANK, NATIONAL ASSOCATION
                              As Servicer of the CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)


                              By: /s/ Tracie H. Klein
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                                  Name:  Tracie H. Klein
                                  Title: First Vice President


Date: February 29, 2000
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                                  Exhibit Index

Exhibit No.                     Description                               Page

99.1*          Monthly Certificateholders' Statement for Series 1995-A

99.2*          Monthly Statement to Certificateholders for Series 1995-A

99.3*          Monthly Certificateholders' Statement for Series 1995-C

99.4           Monthly Statement to Certificateholders for Series 1995-C

99.5*          Monthly Certificateholders' Statement for Series 1996-A

99.6*          Monthly Statement to Certificateholders for Series 1996-A

99.7*          Monthly Certificateholders' Statement for Series 1996-C

99.8*          Monthly Statement to Certificateholders for Series 1996-C

99.9*          Monthly Certificateholders' Statement for Series 1998-A

99.10          Monthly Statement to Certificateholders for Series 1998-A

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*Previously filed